Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Financial Instruments and Risk Management	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT:
Our financial assets are comprised primarily of cash and cash equivalents, A/R, and derivatives used for hedging purposes. Our financial liabilities are comprised primarily of A/P, certain accrued and other liabilities, the Term Loans, borrowings under the Revolver, lease obligations, and derivatives. Subsequent to initial recognition, we record the majority of our financial assets and liabilities at amortized cost except for derivative assets and liabilities, which we measure at fair value.
    Cash and cash equivalents are comprised of the following:

	December 31
	2020	2021
Cash	$447.0	$384.4
Cash equivalents	16.8	9.6
	$463.8	$394.0
Our current portfolio of cash equivalents consists of bank deposits. The majority of our cash and cash equivalents are held with financial institutions each of which had at December 31, 2021 a Standard and Poor’s short-term rating of A-1 or above.
Financial risk management objectives:
We have exposures to a variety of financial risks through our operations. We regularly monitor these risks and have established policies and business practices to mitigate the adverse effects of these potential exposures. We have used derivative financial instruments, such as foreign currency forward and swap contracts, as well as interest rate swap agreements, to reduce the effects of some of these risks. We do not enter into or trade financial instruments, including derivative financial instruments, for speculative purposes.
(a)    Currency risk:
Due to the global nature of our operations, we are exposed to exchange rate fluctuations on our financial instruments denominated in various currencies. The majority of our currency risk is driven by operational costs, including income tax expense, incurred in local currencies by our subsidiaries. As part of our risk management program, we attempt to mitigate currency risk through a hedging program using forecasts of our anticipated future cash flows and monetary assets and monetary liabilities denominated in foreign currencies. We enter into foreign currency forward contracts and swaps, generally for periods of up to 12 months, to lock in the exchange rates for future foreign currency transactions, which are intended to reduce the foreign currency risk related to our operating costs and future cash flows denominated in local currencies. While these contracts are intended to reduce the effects of fluctuations in foreign currency exchange rates on our operating costs and cash flows, our hedging strategy does not mitigate the longer-term impacts of changes to foreign exchange rates. Although our functional currency is the U.S. dollar, currency risk on our income tax expense arises as we are generally required to file our tax returns in the local currency for each particular country in which we have operations. While our hedging program is designed to mitigate currency risk vis-à-vis the U.S. dollar, we remain subject to taxable foreign exchange impacts in our translated local currency financial results relevant for tax reporting purposes.

We cannot predict changes in currency exchange rates, the impact of exchange rate changes on our operating results, nor the degree to which we will be able to manage the impact of currency exchange rate changes. Such changes, including negative impacts on currency exchange rates related to the COVID-19 pandemic, could have a material effect on our business, financial performance and financial condition.

Our major currency exposures at December 31, 2021 are summarized in U.S. dollar equivalents in the following table. The local currency amounts have been converted to U.S. dollar equivalents using spot rates at December 31, 2021.

	Canadian dollar	Euro	Thai baht	Chinese renminbi	Malaysian ringgit
Cash and cash equivalents	$3.6	$9.2	$0.8	$16.9	$3.4
A/R	7.8	39.3	—	19.6	8.4
Income taxes and value-added taxes receivable	14.1	1.0	10.5	6.5	4.4
Other financial assets	—	2.0	0.5	0.6	1.6
Pension and non-pension post-employment liabilities	(84.8)	(0.6)	(19.7)	(1.2)	—
Income taxes and value-added taxes payable	(1.2)	(0.3)	(5.9)	(14.2)	(0.4)
A/P and certain accrued and other liabilities and provisions	(88.7)	(39.2)	(32.5)	(56.7)	(28.7)
Net financial assets (liabilities)	$(149.2)	$11.4	$(46.3)	$(28.5)	$(11.3)
Foreign currency risk sensitivity analysis:
The financial impact of a one-percentage point strengthening or weakening of the following currencies against the U.S. dollar for our financial instruments denominated in such non-functional currencies is summarized in the following table as at December 31, 2021. The financial instruments impacted by a change in exchange rates include our exposures to the above financial assets or liabilities denominated in non-functional currencies and our foreign exchange forward contracts and swaps.

	Canadian dollar	Euro	Thai baht	Chinese renminbi	Malaysian ringgit
	Increase (decrease)
1% Strengthening
Net earnings	$(0.6)	$—	$(0.1)	$(0.2)	$(0.1)
OCI	$1.1	$(0.1)	$0.8	$0.4	$0.5
1% Weakening
Net earnings	$0.6	$—	$0.1	$0.2	$0.1
OCI	$(1.0)	$0.1	$(0.7)	$(0.4)	$(0.4)
(b)    Interest rate risk:
    Borrowings under the Credit Facility bear interest at specified rates, plus specified margins. See note 11. Our borrowings under this facility at December 31, 2021 totaled $660.4 (December 31, 2020 — $470.4), comprised of an aggregate of $660.4 under the Term Loans (December 31, 2020 — $470.4 under the Initial Term Loan and the First Incremental Term Loan), and other than ordinary course letters of credit (described below), no amounts outstanding under the Revolver (December 31, 2020 — other than ordinary course letters of credit, no amounts outstanding under the Revolver). Such borrowings expose us to interest rate risk due to the potential variability of market interest rates. Without accounting for the interest rate swaps described below, a one-percentage point increase in these rates would increase interest expense, based on outstanding borrowings of $660.4 as at December 31, 2021, by $6.6 annually.
    As part of our risk management program, we attempt to mitigate interest rate risk through interest rate swaps. In order to partially hedge against our exposure to interest rate variability on our Term Loans, we have entered into various agreements with third-party banks to swap the variable interest rate (based on LIBOR plus a margin) with a fixed rate of interest for a portion of the borrowings under our Term Loans. At December 31, 2021, we had: (i) interest rate swaps hedging the interest rate risk associated with $100.0 of our Initial Term Loan borrowings that expire in August 2023, reflecting our exercise of a partial cancellation option in September 2021, as described below (Initial Swaps), and additional interest rate swaps hedging the interest rate risk associated with $100.0 of our Initial Term Loan borrowings, for which the cash flows commence upon the expiration of the Initial Swaps and continue through June 2024 (First Extended Initial Swaps) and (ii) interest rate swaps hedging the interest rate risk associated with $100.0 of our Second Incremental Term Loan borrowings, which expire in December 2023 (Incremental Swaps). Prior to repayment in full of the First Incremental Term Loan on December 6, 2021 (see note 11), we had interest rate swaps hedging the interest rate risk associated with $100.0 of outstanding borrowings thereunder, which were scheduled to expire in December 2023 (reflecting our exercise of a partial cancellation option in December 2020, as described below). As the First Incremental Term Loan and the Second Incremental Term Loan have the same interest rate risk, these interest rate swaps continued, and now cover $100.0 of outstanding borrowings under the Second Incremental Term Loan. In December 2020, we exercised an option to cancel $75.0 of the notional amount of interest rate swaps covering the First Incremental Term Loan (increasing the unhedged amount under the First Incremental Term Loan by a corresponding amount, and leaving $100.0 of notional amount in place for outstanding borrowings under the First Incremental Term Loan). In September 2021, we exercised an option to cancel $75.0 of the notional amount of the Initial Swaps (increasing the unhedged amount under the Initial Term Loan by a corresponding amount, and leaving $100.0 of notional amount in place for outstanding borrowings under the Initial Term Loan). The cancelled portion of the interest rate swaps covering the First Incremental Term Loan and the Initial Term Loan were remeasured to their fair value on the date of cancellation and as a result, no gain or loss was incurred upon cancellation. The terms of the interest rate swap agreements with respect to the floating market rate and the interest payment dates match that of the underlying debt, such that any hedge ineffectiveness is not expected to be significant. At December 31, 2021, the interest rate risk related to $460.4 of borrowings under the Credit Facility was unhedged, consisting of unhedged amounts outstanding under the Term Loans ($195.4 under the Initial Term Loan and $265.0 under the Second Incremental Term Loan), and no amounts outstanding (other than ordinary course letters of credit) under the Revolver (December 31, 2020 — $195.4, consisting of $120.4 under the Initial Term Loan and $75.0 under the First Incremental Term Loan, and no amounts outstanding (other than ordinary course letters of credit) under the Revolver). A one-percentage point increase in applicable interest rates would increase interest expense, based on the outstanding borrowings under the Credit Facility at December 31, 2021, and including the impact of our interest rate swap agreements, by $4.6 annually.
    In February 2022, we entered into the following additional interest rate swaps with various third-party banks: (i) interest rate swaps hedging the interest rate risk associated with $100.0 of our Initial Term Loan borrowings (and any subsequent term loans replacing the Initial Term Loans), for which the cash flows commence upon expiration of the First Extended Initial Swaps and continue through December 2025, (ii) interest rate swaps hedging the interest rate risk associated with $100.0 of our Second Incremental Term Loan borrowings, for which the cash flows commence upon expiration of the Incremental Swaps and continue through December 2025, and (iii) interest rate swaps hedging the interest rate risk associated with another $130.0 of our Second Incremental Term Loan borrowings (Additional Incremental Swaps) effective from February 2022 through December 2025. We have an option to cancel up to $50.0 of the notional amount of the Additional Incremental Swaps from January 2024 through October 2025.

We obtain third-party valuations of the swaps under the interest rate swap agreements. The valuations of the swaps are primarily measured through various pricing models or discounted cash flow analyses that incorporate observable market parameters, such as interest rate yield curves and volatility, and credit risk adjustments. The valuations of the interest rate swaps are measured primarily based on Level 2 data inputs of the fair value measurement hierarchy. The unrealized portion of the change in fair value of the swaps is recorded in OCI. The realized portion of the change in fair value of the swaps is released from accumulated OCI and recognized under finance costs in our consolidated statement of operations in the respective interest payment periods. At December 31, 2021, the fair value of our interest rate swap agreements was a net unrealized loss of $6.9, consisting of aggregate unrealized gains of $0.5 for certain of our swaps, which we recorded in other non-current assets, and aggregate unrealized losses of $7.4 on the remainder (December 31, 2020 — aggregate unrealized loss of $16.5 (no unrealized gains)), which we recorded in other non-current liabilities on our consolidated balance sheet. As we have swapped $200.0 of our borrowings under the Term Loans from floating to fixed rates as at December 31, 2021, the financial impact of a 25 basis point increase in the floating market interest rate would decrease the net unrealized loss by $1.0 and a 25 basis point decrease in the floating interest rate would increase our unrealized loss on the interest rate swaps by $1.0.

Global reform of major interest rate benchmarks is currently underway, including the anticipated replacement of some IBORs (including LIBOR) with alternative nearly risk-free rates. See note 2, "Recently issued accounting standards and amendments." We have obligations under our Credit Facility, certain lease arrangements and derivative instruments, that are indexed to LIBOR (LIBOR Agreements). The interest rates under these agreements are subject to change when relevant LIBOR benchmark rates cease to exist. There remains uncertainty over the timing and methods of transition to such alternate rates.
    Our Credit Facility provides that when the administrative agent, the majority of lenders or we determine that LIBOR (or the corresponding rate for any Alternative Currency, as defined in the Credit Facility), is unavailable or being replaced (or, in the case of LIBOR borrowings under the Revolver and the Second Incremental Term Loan, at our joint election with the administrative agent), then we and the administrative agent may amend the underlying credit agreement to reflect a successor rate as specified therein. Once LIBOR becomes unavailable and if no successor rate has been established, applicable loans under the Credit Facility accruing interest at LIBOR will convert to Base Rate loans. The Credit Facility has not yet been amended to reflect a successor rate for LIBOR. Certain of our lease arrangements that include progress payments provide that a successor rate will be determined by the lessor when LIBOR ceases to be available or is no longer representative, or if earlier, by mutually-agreed amendments to the lease agreements to adopt a replacement benchmark. It remains uncertain when the benchmark transitions will be complete or what replacement rates will be used.

Our variable rate Term Loans are partially hedged with interest rate swap agreements (as of December 31, 2021 — 30% hedged with an aggregate notional amount of $200.0). Hedge ineffectiveness could result due to the cessation of LIBOR, if such agreements transition using a different benchmark or spread adjustment as compared to the underlying hedged debt. As of December 31, 2021, we are in the process of negotiating a successor rate to LIBOR with one of the two counterparty banks under the Incremental Swaps (with a notional amount of $50.0), to ensure that such agreements mirror the LIBOR successor provisions under the Credit Facility. However, we cannot assure the outcome of these negotiations, or what the LIBOR successor provisions will be. We have not begun the process to amend relevant LIBOR provisions with the other counterparty bank, or with the counterparty banks under the Initial Swaps and the First Extended Initial Swaps. As a result, we cannot assure that benchmark transitions under our interest rate swap agreements will be successful, or if so, what replacement rates will be used.

Our A/R sales program and three customers SFPs have transitioned to alternative benchmark rates with predetermined spreads, with no significant impact on our consolidated financial statements for the year ended December 31, 2021.
While we expect that reasonable alternatives to LIBOR benchmarks will be implemented in advance of their cessation dates, we cannot assure that this will be the case. If LIBOR is no longer available and the alternative reference rate is higher, interest rates under the affected LIBOR Agreements would increase, which would adversely impact our interest expense, our financial performance and cash flows. We will continue to monitor developments with respect to the cessation of LIBOR and the selection of alternative benchmark rates, and evaluate potential impacts on our LIBOR Agreements, processes, systems, risk management methodology and valuations, financial reporting, taxes, and financial results. However, we are currently unable to predict what the future replacement rate or consequences on our operations or financial results will be.

(c)    Credit risk:
Credit risk refers to the risk that a counterparty may default on its contractual obligations resulting in a financial loss to us. We believe our credit risk of counterparty non-performance continues to be relatively low. We are in regular contact with our customers, suppliers and logistics providers, and have not experienced significant counterparty credit-related non-performance. However, if a key supplier (or any company within such supplier's supply chain) or customer fails to comply with their contractual obligations, this could result in a significant financial loss to us. We would also suffer a significant financial loss if an institution from which we purchased foreign currency exchange contracts or swaps, interest rate swaps, or annuities for our pension plans defaults on their contractual obligations. With respect to our financial market activities, we have adopted a policy of dealing only with credit-worthy counterparties to help mitigate the risk of financial loss from defaults. We monitor the credit risk of the counterparties with whom we conduct business, through a combined process of credit rating reviews and portfolio reviews. To attempt to mitigate the risk of financial loss from defaults under our foreign currency forward contracts and swaps, and our interest rate swaps, our contracts are held by counterparty financial institutions, each of which had a Standard and Poor’s rating of A-2 or above at December 31, 2021. In addition, we maintain cash and short-term investments in highly-rated investments or on deposit with major financial institutions. Each financial institution with which we had our A/R sales program and our SFPs had a Standard and Poor’s short-term rating of A-2 or above and a long-term rating of A- or above at December 31, 2021. The financial institutions from which annuities have been purchased for the defined benefit component of our U.K. Main pension plan are governed by local regulatory bodies.
    We also provide unsecured credit to our customers in the normal course of business. Customer exposures that potentially subject us to credit risk include our A/R, inventory on hand, and non-cancellable purchase orders in support of customer demand. From time to time, we extend the payment terms applicable to certain customers, and/or provide longer payment terms when deemed commercially reasonable. Longer payment terms could adversely impact our working capital requirements, and increase our financial exposure and credit risk. We attempt to mitigate customer credit risk by monitoring our customers’ financial condition and performing ongoing credit evaluations as appropriate. In certain instances, we obtain letters of credit or other forms of security from our customers. We may also purchase credit insurance from a financial institution to reduce our credit exposure to certain customers. We consider credit risk in determining our allowance for doubtful accounts, and we believe that such allowance, as adjusted from time to time, is adequate. The carrying amount of financial assets recorded in our consolidated financial statements, net of our allowance for doubtful accounts, represents our estimate of maximum exposure to credit risk. In light of COVID-19, we assessed the financial stability and liquidity of our customers in Q1 2020. We also enhanced the monitoring of, and/or developed plans intended to mitigate, the limited number of identified exposures in Q1 2020, which enhancements and plans remain in effect. No significant adjustments were made to our allowance for doubtful accounts during 2021 in connection with our ongoing assessments and monitoring initiatives. At December 31, 2021, less than 2% of our gross A/R was over 90 days past due (December 31, 2020 — 1%). A/R are net of an allowance for doubtful accounts of $5.7 at December 31, 2021 (December 31, 2020 — $5.0).

(d)    Liquidity risk:
Liquidity risk is the risk that we may not have cash available to satisfy our financial obligations as they come due. The majority of our financial liabilities recorded in accounts payable, accrued and other current liabilities and provisions are due within 90 days. We manage liquidity risk through maintenance of cash on hand and access to the various financing arrangements described in notes 4 and 11. We believe that cash flow from operating activities, together with cash on hand, cash from accepted sales of A/R, and borrowings available under the Revolver and potentially available under uncommitted intraday and overnight bank overdraft facilities, are sufficient to fund our currently anticipated financial obligations, and will remain available in the current environment. As our A/R sales program and SFPs are each uncommitted, there can be no assurance that any participant bank will purchase any of the A/R that we wish to sell.
Fair values:
We estimate the fair value of each class of financial instrument. The carrying values of cash and cash equivalents, our A/R, A/P, accrued liabilities and provisions, and our borrowings under the Revolver approximate their fair values due to their short-term nature. The carrying value of the Term Loans approximates their fair value as they bear interest at a variable market rate. The fair values of foreign currency contracts are estimated using generally accepted valuation models based on a discounted cash flow analysis with inputs of observable market data, including currency rates and discount factors. Discount factors are adjusted by our own credit risk or the credit risk of the counterparty, depending on whether the fair values are in liability or asset positions, respectively. We obtained third-party valuations of the swaps under our interest rate swap agreements. The valuations of the swaps are primarily measured through various pricing models or discounted cash flow analyses that incorporate observable market parameters, such as interest rate yield curves and volatility, and credit risk adjustments, and are based on Level 2 data inputs of the fair value measurement hierarchy (described below).
Fair value measurements:
In the table below, we have segregated our financial assets and liabilities that are measured at fair value, based on the inputs used to determine fair value at the measurement date. The three levels within the fair value hierarchy, based on the reliability of inputs, are as follows:
•    Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities;
•    Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly (i.e. prices) or indirectly (i.e. derived from prices); and
•    Level 3 inputs are inputs for the asset or liability that are not based on observable market data (i.e. unobservable inputs).

	December 31, 2020		December 31, 2021
	Level 1	Level 2	Level 1	Level 2
Assets:
Interest rate swaps	$—	$—	$—	$0.5
Foreign currency forwards and swaps	—	29.4	—	7.4
	$—	$29.4	$—	$7.9

Liabilities:
Interest rate swaps	$—	$(16.5)	$—	$(7.4)
Foreign currency forwards and swaps	—	(6.1)	—	(6.2)
	$—	$(22.6)	$—	$(13.6)
See note 18 for the input levels used to measure the fair value of our pension assets. Foreign currency forward and swap contracts are valued using an income approach, by comparing the current quoted market forward rates to our contract rates and discounting the values with appropriate market observable credit risk adjusted rates. We have not valued any of the financial instruments described in the table above using Level 3 (unobservable) inputs. There were no transfers of fair value measurements between Level 1 and Level 2 of the fair value hierarchy in 2021 or 2020.
Currency derivatives and hedging activities:
    We enter into foreign currency forward contracts and foreign currency swaps to hedge our foreign currency risk related to anticipated future cash flows, monetary assets and monetary liabilities denominated in foreign currencies. At December 31, 2021 and 2020, we had foreign currency forwards and swaps to trade U.S. dollars in exchange for the following currencies:

As at December 31, 2021 Currency	Contract amount of U.S. dollars	Weighted average exchange rate in U.S. dollars (i)	Maximum period in months	Fair value gain/(loss)
Canadian dollar	$195.5	0.79	12	$0.6
Thai baht	109.9	0.03	12	(1.0)
Malaysian ringgit	48.8	0.24	12	0.2
Mexican peso	23.5	0.05	12	0.2
Chinese renminbi	55.2	0.15	12	1.2
Euro	20.6	1.14	4	0.6
Romanian leu	40.6	0.23	12	(1.1)
Singapore dollar	27.8	0.74	12	—
Japanese yen	11.6	0.0088	4	0.5
Korean won	6.0	0.0008	4	—
Total (ii)	$539.5			$1.2

As at December 31, 2020 Currency	Contract amount of U.S. dollars	Weighted average exchange rate in U.S. dollars (i)	Maximum period in months	Fair value gain/(loss)
Canadian dollar	$230.8	0.76	12	$11.7
Thai baht	107.7	0.03	12	4.7
Malaysian ringgit	48.7	0.24	12	1.6
Mexican peso	20.1	0.05	12	1.6
British pound	0.8	1.33	4	0.1
Chinese renminbi	44.0	0.15	12	2.8
Euro	39.5	1.21	10	(1.5)
Romanian leu	28.6	0.23	12	2.0
Singapore dollar	27.5	0.73	12	1.0
Japanese yen	8.0	0.01	4	(0.2)
Korean won	6.9	0.0009	1	(0.5)
Total (ii)	$562.6			$23.3
(i)     Represents the U.S. dollar equivalent (not in millions) of one unit of the foreign currency, weighted based on the notional amounts of the underlying foreign currency forward and swap contracts outstanding as at December 31, 2021.
(ii)    As of December 31, 2021, the fair value of outstanding foreign currency forward and swap contracts related to effective cash flow hedges where we applied hedge accounting was a loss of $2.2 (December 31, 2020 — gain of $14.5), and the fair value of outstanding foreign currency forward and swap contracts related to economic hedges where we record the changes in the fair values of such contracts through our consolidated statement of operations was a gain of $3.4 (December 31, 2020 — gain of $8.8).
At December 31, 2021, the fair value of our outstanding contracts was a net unrealized gain of $1.2 (December 31, 2020 — net unrealized gain of $23.3), resulting from fluctuations in foreign exchange rates between the contract execution and the period-end date. Changes in the fair value of hedging derivatives to which we apply cash flow hedge accounting, to the extent effective, are deferred in accumulated OCI until the expenses or items being hedged are recognized in our consolidated statement of operations. Any hedge ineffectiveness, which at December 31, 2021 was not significant, is recognized immediately in our consolidated statement of operations. At December 31, 2021, we recorded $7.4 of derivative assets in other current assets and $6.2 of derivative liabilities in accrued and other current liabilities (December 31, 2020 — $29.4 of derivative assets in other current assets and $6.1 of derivative liabilities in accrued and other current liabilities). Certain foreign currency forward and swap contracts to trade U.S. dollars do not qualify as hedges, most significantly certain Canadian dollar contracts, and we mark these contracts to market each period in our consolidated statement of operations. See note 2(p).